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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the use in this Registration Statement on Amendment No. 1 to Form S-1 of our report dated April 18, 2005 relating to the financial statements of Mayflower Vehicle Systems Truck Group, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

Toronto, Canada
June 16, 2005